UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 11, 2022

RAYTHEON TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street
Waltham, Massachusetts 02451
(Address of principal executive offices, including zip code)

(781) 522-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2022, the Board of Directors of Raytheon Technologies Corporation (the “Company”) appointed Christopher T. Calio as the Chief Operating Officer of the Company, effective March 1, 2022.  As the Company’s Chief Operating Officer, Mr. Calio will oversee the Company’s four business units as well as its technology and engineering; enterprise services and digital; and operations, quality, environmental, health and safety and supply chain functions.  He will continue to report to the Company’s Chief Executive Officer.

Prior to this appointment, Mr. Calio, 48, served as President, Pratt & Whitney since January 2020.  From February 2017 to December 2019, he served as President, Commercial Engines, Pratt & Whitney, and as Chief of Staff to the Chairman & CEO from February 2015 to January 2017.  Mr. Calio joined the Company in 2005 as an Assistant Counsel and served in positions of increasing responsibility across the Company, including as Vice President & General Counsel of UTC Aerospace Systems and Vice President & Counsel, Commercial Engines, Pratt & Whitney.  Mr. Calio received his B.A. in Political Science from Trinity College, as well as a J.D. and an MBA from the University of Connecticut.

On February 10, 2022, the Human Capital & Compensation Committee of the Board of Directors of the Company approved the following compensation adjustments for Mr. Calio in connection with his appointment: (i) annual base salary increase from $750,000 to $900,000, (ii) annual incentive target increase from 100% to 150% of annual base salary, and (iii) grant of an 2022 long-term incentive award with a grant date value of $7,000,000, comprised of 60% performance share units and 40% stock appreciation rights.

Item 8.01.  Other Events.

On February 14, 2022, the Company issued a press release, which is attached hereto as Exhibit 99.1, announcing the appointment of Mr. Calio as well as the appointment of Mr. Calio’s successor as President, Pratt & Whitney.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Exhibit Description
Number
99.1	Press Release dated February 14, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTEHON TECHNOLOGIES CORPORATION
(Registrant)

Date: February 14, 2022	By:	/s/ Ramsaran Maharajh
Ramsaran Maharajh
Executive Vice President & General Counsel